SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                        Date of Report: October 31, 2001


               (Date of earliest event reported: October 22, 2001)


                              TekInsight.com, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      1-11568                  95-4228470
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission               (IRS Employer
        of incorporation)            File Number)            Identification No.)





18881 Von Karman Avenue, Suite 250        Irvine, California         92612
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)





Registrant's telephone number, including area code (949) 955-0078
                                                   --------------



                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.       Other Events

On October 22, 2001, TekInsight.Com, Inc., Dyncorp Management Resources Inc., Newport Acquisition Corp. and Dyncorp amended their Agreement and Plan of Reorganization, dated as of April 25, 2001, as amended by the First Amendment, dated as of July 9, 2001. The original agreement provided for termination of the agreement by either party if the Closing Date did not occur by the close of business on October 31, 2001. The Second Amendment extends that date to November 30, 2001.

A copy of the Second Amendment is attached hereto as Exhibit 2.1.



Item 7.       Financial Statements and Exhibits.

         (c)    Exhibits.

                Exhibit 2.1 Second Amendment to Agreement and Plan of Reorganization, dated as of October 22, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:     October 31, 2001           TEKINSIGHT.COM, INC.



                                      By:/s/James Linesch
                                            -----------------------------
                                             Name: James Linesch
                                             Title:Chief Financial Officer

                                  EXHIBIT INDEX



         Exhibit Number               Exhibit Name
         --------------               ------------

         2.1 Second Amendment to Agreement and Plan of Reorganization, dated as of October 22, 2001.